Filed pursuant to 497(e)

File Nos. 033-68666 and 811-08004

AMG FUNDS IV

AMG Beutel Goodman Core Plus Bond Fund

(formerly AMG Managers DoubleLine Core Plus Bond Fund)

Supplement dated July 1, 2021 to the Prospectus, dated May 24, 2021

The following information supplements and supersedes any information to the contrary relating to AMG Beutel Goodman Core Plus Bond Fund (formerly AMG Managers DoubleLine Core Plus Bond Fund) (the “Fund”), a series of AMG Funds IV (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”), dated as noted above.

At a special meeting held on June 3, 2021, shareholders of the Fund approved (i) a new subadvisory agreement between AMG Funds LLC and Beutel, Goodman & Company Ltd. with respect to the Fund; (ii) the amendment of certain of the Fund’s fundamental investment restrictions; and (iii) a modified “manager-of-managers” structure for the Fund. At an adjourned special meeting held on June 30, 2021, shareholders of Class N shares of the Fund approved an amended and restated distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Fund is no longer seeking shareholder approval to approve the redesignation of the Fund’s fundamental investment objective as non-fundamental.

The Prospectus is amended as follows:

The following is added to the section titled “Additional Information About the Funds – Other Important Information About the Funds and their Investment Strategies and Risks – Investment Objectives” on page 40:

Notwithstanding the foregoing, AMG Beutel Goodman Core Plus Bond Fund’s investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE